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                                                                    Exhibit 10.1

                                 S1 CORPORATION

                                    AMENDMENT
                                       TO
                           SECURITY FIRST NETWORK BANK
                AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN


       The Security First Network Bank Amended and Restated Directors Stock Option Plan, as amended (the "Plan") is hereby amended as set forth below:

       1. The Name of the Plan is changed to the S1 Corporation Amended and Restated Directors Stock Option Plan, references in the Plan to Security First Network Bank shall be deemed to refer to S1 Corporation (the "Corporation") and references in the Plan to the Bank shall be deemed to refer to the Corporation.

       2. The third sentence of Section 10 of the Plan is amended by adding the following after the word "Stock" in such sentence:

              that have been held by the Optionee for at least six months, which shares shall

       3.           The fourth sentence of Section 10 of the Plan is deleted.

       4.           The Plan shall otherwise be unchanged by this Amendment.

                                      * * *

       The foregoing Amendment to the Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on December 16, 1999.



                                             /s/ Nancy Kenley
                                             -----------------------------------
                                             Secretary



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